UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 4, 2025

ESS TECH, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39525	98-1550150
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

26440 SW Parkway Ave., Bldg. 83 Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip code)
(855) 423-9920
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GWH	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	GWH.W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.
On December 4, 2025, ESS Tech, Inc. (the “Company”) and YA II PN, LTD., an investment fund managed by Yorkville Advisors Global, L.P. (“Yorkville”), entered into Amendment No. 2 (the “Note Amendment”) to the promissory note, originally issued on October 14, 2025, and as amended on October 31, 2025 (the “First Note Amendment”), by and between the Company and Yorkville (the “Note”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Note. The Note Amendment revised the Second Tranche Date from December 12, 2025 to February 28, 2026, extending the deadline by which Yorkville shall pay the Company the second tranche of $10 million less the applicable discount. In addition, the Note Amendment provides that the principal amount outstanding under Tranche One must be equal to or less than $7,000,000 instead of $20,000,000 for the second tranche to be paid. For more information on the Note and the First Note Amendment, please refer to our Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on October 14, 2025, and our Quarterly Report on Form 10-Q, filed with the SEC on November 13, 2025.
The foregoing summary of the terms and conditions of the Note Amendment is qualified in its entirety by reference to the full text of the Note Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01     Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.
10.1	Note Amendment, dated December 4, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: December 5, 2025

ESS TECH, INC.

By:	/s/ Kate Suhadolnik
Name:	Kate Suhadolnik
Title:	Interim Chief Financial Officer